

INVESTOR PRESENTATION

December 2021




READ MANUAL
BEFORE USE
byrna
SAFE
FIRE

byrna Technologies Inc. | Live Safe

SAFE HARBOR STATEMENT

Cautionary Note Regarding Forward-Looking Statements

In addition to historical information, this presentation and other written reports and oral statements made from time to time by us may contain forward-looking statements. All statements, other than statements of historical fact, included herein that address activities, events or developments that we expect or anticipate will or may occur in the future, are forward-looking statements. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as "estimate", "plan", "anticipate", "expect", "imply", "intend", "believe", "project", "target", "budget", "may", "can", "will", "would", "could", "should", "seeks", or "scheduled to", or other similar words, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intentions. Forward-looking statements address activities, events or developments that the Company expects or anticipates will or may occur in the future and are based on current expectations and assumptions. Forward-looking statements expressed or implied in this presentation include our sales and market expectations including related to referrals, repeat orders and upgrades, production, sales and marketing plans and expectations, including final audited financial results for the full fiscal year ended November 30, 2021 and future periods, our models, margin, product mix and market channel projections and targets, development, success and timing of new product introductions and expansion of distribution channels and customer base, future cash needs, and the execution and any market impact of the share repurchase plan. These statements involve known and unknown risks, uncertainties, assumptions and other factors which may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements.

Although the Company has attempted to identify important factors (including in the Risk Factors referenced below) that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance or achievements may differ materially from those made in or suggested by the forward-looking statements expressed or implied in this presentation. Risks that could cause actual results to differ from those anticipated include: continuation of ongoing disruption of production and existing constraints to the supply chain or escalation of such disruption and constraints for any reason including due to the ongoing pandemic, recent new strains in South Africa where the Company has a production facility and in the United States, or elsewhere, new developments related to existing or new strains, or related events including reinstitution or expansion of curfews or government ordered shutdowns or stay-at-home orders, outbreaks in our facilities or new health and safety protocols, or further increases in rising component and freight costs and availability, any of which could disrupt product development or distribution, or operations of our suppliers and negatively impact prices, production, profit and revenues; our successful design and production of products, including products previously manufactured by third parties that we intend to manufacture in-house; our transition to managing production and sales of multiple product; our successful execution of plans to enter into new and potentially higher volume distribution channels; market response to our existing and new products; any design or production issues that may necessitate a recall or damage our reputation; our competitors' introduction of new products or execution of competing marketing strategies; and changes to our capital, new alternative investment or marketing opportunities, or other economic or market conditions that may lead us to suspend, change or terminate the intended repurchase of up to $30M of our common stock. In addition, even if Company results, performance, or achievements are consistent with the forward-looking statements contained in this presentation, those results, performance, or achievements may not be indicative of results, performance, or achievements in subsequent periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this presentation speak only as of the date of those statements, and the Company undertakes no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

You should review "Risk Factors" contained in our Annual Report on Form 10-K for the year ended November 30, 2020, our Quarterly Report on Form 10-Q for the quarter ended August 31, 2021, and our other reports filed with the Securities and Exchange Commission for more information about these and other risks. These risks may include the following and the occurrence of one or more of the events or circumstances alone or in combination with other events or circumstances, may have a material adverse effect on the Company's business, cash flows, financial condition and results of operations. Important factors and risks that could cause actual results to differ materially from those in the forward-looking statements include, among others: risks related to Byrna's limited operating history on which the business can be evaluated; risks related to Byrna's history of operating losses; risks related to Byrna's potential need for additional capital in the future to support operations and growth plans; risks related to whether Byrna can successfully implement its business plan for the sale of the Byrna HD; risk that revenue growth could be slower than expected and that the business, operating results and financial condition could be adversely affected; risks related to Byrna depending on the sale of the Byrna HD and on maintaining and strengthening the Byrna brand; risks related to Byrna depending on third-party suppliers including sole source providers for certain components and for chemical irritant projectiles; risks related to Byrna being subject to extensive regulation, non-compliance with which could result in fines, penalties and other costs and liabilities; risks related to the potential delivery of products with defects, which may make Byrna subject to product recalls or negative publicity, harm credibility, reduce market acceptance of Byrna products, and exposure the Company to liability; risks related to potential product liability lawsuits and other litigation against Byrna which could cause Byrna to incur substantial liabilities and to limit commercialization of any products that may be developed in the future; risks related to the markets for security products and defense technology, which are in a state of technological change which could have a material adverse impact on Byrna's business, financial condition and results of operations; risks related to macroeconomics, such as general economic conditions and epidemic and pandemic diseases (including the COVID-19 pandemic), could have a material adverse effect on Byrna's business, financial condition, results of operations, cash flows, and ability to comply with regulatory requirements; risks related to Byrna's performance being influenced by a variety of economic, social, and political factors; risks related to whether Byrna is able to protect its intellectual property, which may cause it to lose a competitive advantage or incur substantial litigation costs to protect its rights; risks related to Byrna's trading market being limited, and the trading market for its common stock may not develop or be sustained; risks related to Byrna's stock price, which may be volatile or may decline, including due to factors beyond Byrna's control.

Non-GAAP Financial Measures

In an effort to provide additional and useful information regarding Byrna's financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented include non-GAAP information. A reconciliation of that information to GAAP and other related information is available in the supplemental material attached as an appendix to this presentation. These non-GAAP financial measures are presented solely for informational and comparative purposes and should not be regarded as a replacement for corresponding GAAP measures.

Industry and Market Data

In this presentation, Byrna relies on and refers to information and statistics regarding Byrna and certain of its competitors and other industry data. The information and statistics are from third-party sources, including reports by market research firms.

DETERIORATION OF SAFETY AND CIVILITY

businessinsider.com

2020 saw more gun deaths in the US than any year in over two decades, showing even a pandemic couldn't stop the violence

John Haltiwanger Mar 24, 2021, 1:49 PM



POLICE LINE DO NOT CROSS

New York Police Department installs tape around crime scene on August 16, 2020, near Prospect Park in Brooklyn where fatal shooting occurred. Lev Radin/Getty Images

- There were a record number of gun violence deaths in 2020: 19,379.

BREAKING | Aug 2, 2020, 04:47pm EDT | 47,488 Views

Shootings And Gun Deaths Continue To Rise At Alarming Rate In Large U.S. Cities

Follow

TIME SUBSCRIBE

U.S. • CRIME

2020 Ends as One of America's Most Violent Years in Decades

The Washington Post
Democracy Dies in Darkness

2020 was the deadliest gun violence year in decades. So far, 2021 is worse.



Mourners at a memorial for the 10 people killed in a mass shooting at a Boulder, Colo., grocery store. The March rampage is part of what's been an especially deadly year for gun violence, one experts fear will only get worse. (Rachel Woolf for The Washington Post)

37% increase in homicides in 2020

23M guns sold in 2020 – up 65% y/y

8 M guns sold to FIRST TIME gun buyers

19% increase in assaults in 2020

460 school shootings in last five years

Source: Major Cities Chiefs Association, Naval Postgraduate School's Center for Homeland Defense and Security and Small Arms Analytics.


PROTECT YOUR HOME FROM A KILLER
A GUN IN THE HOME INCREASES THE CHANCE OF BEING KILLED BY FIREARMS 72%
A GUN IN THE HOME IS RESPONSIBLE FOR A VAST MAJORITY OF CHILDREN KILLED BY FIREARMS.
A GUN IN THE HOME IS 22 TIMES MORE LIKELY TO BE USED IN A SUICIDE, HOMICIDE OR ACCIDENT THAN TO BE USED IN SELF DEFENSE
A GUN IN THE HOME TRIPLES THE RISK OF A HOMICIDE
A GUN IN THE HOME INCREASES THE LIKLIHOOD OF SUICIDE FIVEFOLD
AN ABUSED WOMAN IS 6 TIMES MORE LIKELY TO BE MURDERED IF THERE IS A GUN IN THE HOME
5
11029 P
MALE 5'11
AMBULANCE

AVAILABLE OPTIONS ARE INSUFFICIENT

- **Guns** > life-altering consequences
- **Pepper spray / Taser / club** > close quarters combat
- **Nothing** > leaves you defenseless

BYRNA IS PART OF THE SOLUTION

*"Our mission is to provide consumers, law enforcement and security professionals with a **safe and effective** alternative to firearms that is can stop a threat at **stand-off distances of up to 60'** using only **non-lethal force** to protect themselves, their families and their communities."*

Live Safe™

BYRNA LAUNCHERS



- Fires kinetic and chemical irritant projectiles using CO_2
- Incapacitates an assailant from a safe standoff distance of up to 60 feet
- No license, background check or waiting period required
- Patented trigger-pull technology
- Easy to use – for training or fun

Note: Possession and use may be subject to state or local regulation.

BYRNA PROJECTILES

- Full line of .68 caliber projectiles
- Inert, kinetic and chemical irritant versions
- Environmentally friendly Eco-Kinetic round
- Ramping in-house production
- Re-occurring consumable sale
- ~15% of revenue today



SELF-DEFENSE
Pepper
Max
Kinetic
TRAINING AND RECREATION
Inert
Eco-Kinetic

US CONSUMER MARKET OPPORTUNITY


US Consumer Market
204M Potential Customers Out Of 255M Adults
Non-Gun Owners
Estimated 80% Open to Byrna 138M Adults
Gun Owners
Estimated 80% Open to Byrna 66M Adults
80K E-Commerce Customers To Date
35M
Socially responsible self protection tool
Familiar look and feel of a firearm
16M

Note: Byrna estimates that approximately 80% of US adults would consider purchasing Byrna products.

RAZOR / RAZOR BLADE BUSINESS MODEL

- Launchers drive consumable sales
- Recommendations from Byrna Nation
- Robust level of repeat orders
- Installed base likely to upgrade



LAUNCHERS
VIRTUOUS CYCLE
PROJECTILES
ACCESSORIES

COMPELLING GROWTH PROFILE

Annual Revenue

($ in millions)



48.1%
y/y growth
(at midpoint)
$60-$65
154%
y/y growth
$42.2
$16.6
$0.9
FY19
FY20
FY21
Guidance
FY22
Guidance

Growth Strategy

Leverage the Byrna brand

- New Products
- New Channels
- New Markets
- Strategic Acquisitions

NEW PRODUCT INNOVATION

New Handheld Launchers



SD: Personal Self Defense



SD Pro: Law Enforcement



LE: SWAT / ERT



PE: High End Conceal Carry

New Shoulder-Fired Launchers



TCR & TCR-LE: Tactical Compact Rifle


LESS LETHAL

M4: Tactical Full-Sized Rifle



PAL: Pump Action Shotgun

New Projectiles



Fin Stabilized: Greater range and payload





12-Gauge: Access base of estimated 100M shotguns in US

EXPANSION OF SALES CHANNELS

E-COMMERCE

amazon

OPTICS PLANET.COM

BYRNASELFDEFENSE.COM

DEALERS

Growing Dealer Network

Authorized Dealers

MURDOCH'S

BIG R

DAVIDSON'S

LIPSEY'S

BIG ROCK SPORTS

Sports South

BI-MART

BYRNA EXPERIENCE

Retail Store / Shooting Range / Fantasy Camp





EXECUTION OF MARKETING STRATEGY

BILLBOARDS


BYRNA.COM
NON-LETHAL PROTECTION
TRAVEL FRIENDLY


BYRNA.COM
NON-LETHAL PROTECTION
TRAVEL FRIENDLY

Launched on 10/11. Test Run in:
Kansas City, Orlando, San Diego, Dallas, St. Louis

PRINT MEDIA


THE UN-GUN
YOUR CHOICE COULD HAVE LIFE-ALTERING CONSEQUENCES.
NOT EVERY SITUATION REQUIRES LETHAL FORCE
KNOW YOUR OPTIONS
byrna

October Launch in USCCA Magazine
Will Be Featured in Family RV and Other Gun Magazines

CONTENT CREATORS


3.7M
Byrna HD
Non Lethal
Self Defense Gun
100.7K
102K
Home Intruder Stopped with Byrna

Content Creator Branding Across TikTok, Instagram, YouTube

PROFESSIONAL MARKETS



Law Enforcement

Respond to Community demand for more and better less-lethal tools and training

> 917k officers in the US

> 10M officers internationally

Recent Developments

Spokane County Sheriff's Office to deploy 200+ Byrna Less-Lethal launchers, ammunition, and accessories. Acquired in response to state's new use-of-force standards for law enforcement. Byrna LE T3 training completed; expected deployment in January 2022



Private Security

Increase effectiveness while reducing liability

> 800k personnel in the US

> 19M personnel internationally

- https://www.worldatlas.com/articles/list-of-countries-by-number-of-police-officers.html
- https://www.forbes.com/sites/niallmccarthy/2017/08/31/private-security-outnumbers-the-police-in-most-countries-worldwide-infographic/?sh=3a83c295210f

STRATEGIC ACQUISITIONS

Mission Less Lethal



- Acquired Mission Less Lethal assets in May 2021
- Leader in non-lethal, shoulder-fired rifles
- Full suite of products necessary for Law Enforcement
- IP portfolio strengthens competitive moat

Byrna Shield



- Acquired assets of Ballistipax® in August 2021
- Single-handed, rapidly-deployable bulletproof backpacks
- Offered under "Byrna Shield" product name in three configurations.
- Included in 'Learn Safe' school safety offering and training program

M&A Focus

- Innovative Launchers and Projectiles
- Related Safety Products
- Law Enforcement Solutions
- International Growth

Sales % Breakdown by Market Channel

	Current	Target
E-Commerce (including byrna.com + Amazon)	77%	50%
Dealer / Distributor	13%	25%
International	9%	15%
Law Enforcement / Private Security / Schools	1%	10%
Total	100%	100%

Sales % Breakdown by Product Type

	Current	Target
Hand-held Personal Security Device	66%	50%
Shoulder Fired Launchers	4%	5%
Ammo	12%	25%
Accessories	18%	15%
Apparel	<1%	5%
Total	100%	100%

Gross Profit Margin / EBITDA Margin

	2020	2021E	Target
Gross Profit %	45%	55%	60 - 65%
EBITDA	N/A	8%	30%

FINANCIAL POSITION

($ in thousands)	As of August 31, 2021
Cash	$58,421
Inventory	$7,551
Receivables	$945
Debt	$0

***No need** to access public markets to execute plan*

SHARE REPURCHASE PLAN

- Authorized December 2021
- Purchase of up to $30 M of common stock over the next two years
- Reflects Board's belief that shares are currently undervalued
- Strength of balance sheet + recent performance + long-term outlook allows us to create value while continuing to fund growth initiatives
- Intend to cancel most or all of repurchased shares

See press release dated December 6, 2021 for additional details regarding the plan

INVESTMENT THESIS

- Right Product For The Times
  - *Reduce gun violence*
  - *Increase safety*
- Enormous Total Addressable Market
  - *Civilians*
  - *Law Enforcement*
  - *Schools*
  - *International*
- Robust Product Development Pipeline
  - *Byrna is the place for all things "Personal Self-defense"*
- Expanding Sales Channels
  - *3rd party E-Commerce (Amazon.com / OpticsPlanet)*
  - *Brick & Mortar / Experiences*

EXPANDED MANAGEMENT TEAM
TO SUPPORT GROWTH



Bryan Ganz
CEO, President & Chairman
30+ years experience



Mike Gillespie
Chief Operating Officer
30+ years experience



David North
Chief Financial Officer
30+ years experience



Luan Pham
Chief Marketing & Revenue Officer
25+ years experience



Lisa Wager
Chief Legal Officer & General Counsel
20+ years experience



Michael Wager
Chief Strategy Officer
30+ years experience



André Buys
Chief Technology Officer
15+ years experience



Sandra Driscoll
Chief People Officer
20+ years experience



Victor Eng
Chief of Staff
8+ years experience

From **10** employees in Jan 2019 to **151** in August 2021